Exhibit 99.3

CENTERPOINT ENERGY, INC.

INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS

For the three months ended March 31, 2013

And for the year ended December 31, 2012

On March 14, 2013, CenterPoint Energy, Inc. (together with its subsidiaries, “CenterPoint Energy”) entered into a Master Formation Agreement (“MFA”) with OGE Energy Corp. (“OGE”) and two affiliates of ArcLight Capital Partners, LLC, Bronco Midstream Holdings, LLC (“Bronco I”) and Bronco Midstream Holdings II, LLC (together with Bronco I, the “Bronco Group”), pursuant to which CenterPoint Energy, OGE and the Bronco Group agreed to form a partnership to own and operate the midstream businesses of CenterPoint Energy and OGE (“Midstream Partnership”). On May 1, 2013, the parties closed the formation of Midstream Partnership, which is currently structured as a private limited partnership.

In connection with the closing, CenterPoint Energy Field Services, LLC (“CEFS”), a Delaware limited liability company and direct wholly owned subsidiary of CenterPoint Energy Resources Corp. (“CERC”), a wholly owned subsidiary of CenterPoint Energy, was converted into a Delaware limited partnership that became Midstream Partnership. CERC contributed to Midstream Partnership CERC’s equity interests in each of CenterPoint Energy Gas Transmission Company, LLC (“CEGT”), CenterPoint Energy – Mississippi River Transmission, LLC (“MRT”), and certain of its other midstream subsidiaries (“Other CNP Midstream Subsidiaries”) and a 24.95 percent interest in Southeast Supply Header, LLC (“SESH” and, collectively with CEFS, CEGT, MRT and Other CNP Midstream Subsidiaries “CenterPoint Midstream”). CEGT, MRT, and SESH are all Delaware limited liability companies. OGE and the Bronco Group indirectly contributed 100 percent of their equity interests in Enogex LLC (“Enogex”), a Delaware single-member limited liability company, to Midstream Partnership.

On May 1, 2013 immediately prior to the closing and pursuant to the MFA, Midstream Partnership entered into a $1.05 billion three-year senior unsecured term loan facility (the “Term Loan”) with third parties and repaid $1.05 billion of affiliated notes payable (“Intercompany Note”) owed to CERC. CERC provided a guarantee of Midstream Partnership’s obligations under the Term Loan. The guarantee is subordinated to all senior debt of CERC. Certain of the entities contributed to Midstream Partnership by CERC are obligated on approximately $363 million of indebtedness owed to a wholly owned subsidiary of CERC that is scheduled to mature in 2017. No pro forma adjustment was made to reflect CERC’s use of the $1.05 billion proceeds CERC received at the formation of Midstream Partnership from the repayment of the Intercompany Note by Midstream Partnership.

As of the closing, CERC held approximately 58.3 percent of the limited partner interests in Midstream Partnership and OGE and the Bronco Group held approximately 28.5 and 13.2 percent, respectively, of the limited partner interests. The transfers of any limited partner interests is subject to specified conditions, including, for a period of time, rights of first offer and rights of first refusal.

The contribution of CenterPoint Midstream to Midstream Partnership by CenterPoint Energy has initially been considered a contribution of in-substance real estate to a joint venture. CenterPoint Energy considers the CenterPoint Midstream assets to be in-substance real estate as the businesses are composed of, and reliant upon, substantial real estate assets and integral equipment. Real estate assets and integral equipment primarily includes transmission pipelines, compressor station equipment, rights of way, storage and processing assets, and long-term customer contracts. Accordingly, CenterPoint Energy did not recognize a gain or loss upon contribution and recorded its investment in Midstream Partnership using the equity method of accounting based on the historical cost of the contributed assets and liabilities.

Neither CenterPoint Energy nor Midstream Partnership has finalized its accounting treatment of the formation of Midstream Partnership. An alternative accounting treatment may significantly affect the accompanying pro forma financial statements.

The pro forma adjustments give effect only to events that are (1) directly attributable to the formation of Midstream Partnership; (2) factually supportable; and (3) expected to have a continuing effect on the consolidated income statement. The unaudited pro forma adjustments, including the pro forma equity in earnings, do not give effect to any potential cost savings or other operating efficiencies from the integration of CenterPoint Midstream and Enogex. The following unaudited pro forma condensed consolidated financial statements have been prepared to reflect the effect of:

•

CenterPoint Energy’s contribution of CenterPoint Midstream to Midstream Partnership in a transaction deemed to be a contribution of in-substance real estate to a joint venture that is accounted for using the equity method of accounting;

•

the related impact of certain non-contributed entities, assets and liabilities that are included in the historical combined CenterPoint Midstream financial statements and are not contributed to Midstream Partnership at formation;

•	the related impact of surviving affiliated indebtedness and other balances that were previously eliminated in the consolidation of CenterPoint Energy and CenterPoint Midstream; and

•	other adjustments, required by the MFA, directly attributable to the formation of Midstream Partnership and described in the pro forma financial statements.

Midstream Partnership’s pro forma net income, which is utilized in certain pro forma adjustments to CenterPoint Energy’s net income, includes expenses for allocated corporate costs that were charged by CenterPoint Energy to entities contributed to Midstream Partnership. Management has determined that the method of expense allocation used is reasonable and that these charges are reasonable. However, because of certain related-party relationships and transactions, these pro forma adjustments may not necessarily be indicative of the conditions that could have existed or results of operations that could have occurred if CenterPoint Midstream or Enogex had entered into similar arrangements with non-affiliated entities during the periods presented.

The following unaudited pro forma condensed consolidated balance sheet has been prepared to reflect the effect of the contribution of CenterPoint Midstream, as described above, on CenterPoint Energy’s historical unaudited consolidated balance sheet as if the formation of Midstream Partnership had occurred on March 31, 2013. The following unaudited pro forma condensed consolidated financial statements of income for the year ended December 31, 2012 and the three months ended March 31, 2013 have been prepared to reflect the effect of the consummation of the MFA as if the formation had occurred on January 1, 2012, on CenterPoint Energy’s historical audited consolidated income statement for the year ended December 31, 2012 and unaudited consolidated income statement for the three months ended March 31, 2013.

The accompanying unaudited pro forma condensed consolidated financial statements are based on the assumptions and adjustments described in the accompanying notes and do not purport to present CenterPoint Energy’s or Midstream Partnership’s actual financial position or results of operations as if the transactions described above had occurred as of the dates indicated, nor are they necessarily indicative of CenterPoint Energy’s or Midstream Partnership’s financial position or results of operations that may be achieved in the future.

The unaudited pro forma condensed consolidated financial statements were prepared in accordance with Securities and Exchange Commission Regulation S-X, Article 11, using the contribution method of accounting, and are based on the historical financial statements of CenterPoint Energy after giving effect to the consummated MFA. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with CenterPoint Energy’s historical financial statements and related notes as of and for the year ended December 31, 2012 and as of and for the three months ended March 31, 2013.

CENTERPOINT ENERGY, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

March 31, 2013

	CenterPoint Energy Historical	CenterPoint Midstream	Non- Contributed	Eliminations	Restructuring of Intercompany Debt	Pro Forma Adjustments			CenterPoint Energy Pro Forma
	(in millions)
		(A)	(B)	(C)	(D)
ASSETS
Current Assets:
Cash and cash equivalents	$245	$(3)	$–	$–	$–	$1,050	(E	)	$1,246
						(6)	(F	)
						(40)	(G	)
Investment in marketable securities	614	–	–	–	–	–			614
Accounts receivable, net	860	(78)	–	–	–	–			782
Accounts receivable — affiliated companies	–	(51)	1	102	–	–			52
Notes receivable — affiliated companies	–	(498)	–	895	(397)	–			–
Accrued unbilled revenues	276	–	–	–	–	–			276
Natural gas inventory	22	–	–	–	–	–			22
Materials and supplies	181	(56)	–	–	–	–			125
Non-trading derivative assets	18	–	–	–	–	–			18
Taxes receivable	10	(30)	30	–	–	–			10
Pre-paid and other current assets	137	(44)	30	–	–	–			123

Total current assets	2,363	(760)	61	997	(397)	1,004			3,268

Property, plant and equipment, net	13,708	(4,708)	–	–	–	–			9,000

Other Assets:
Note receivable – affiliated companies	–	–	–	1,009	404	(1,050)	(E	)	363
Goodwill, net	1,468	(629)	–	–	–	–			839
Regulatory assets	4,229	–	–	–	–	–			4,229
Non-trading derivative assets	5	–	–	–	–	–			5
Investment in unconsolidated affiliates	400	(400)	200	–	–				200
Investment in unconsolidated Midstream Partnership	–	3,280	1,364	–	(505)	6	(F	)	4,185
						40	(G	)
Other	197	(5)	–	–	–	–			192

Total other assets	6,299	2,246	1,564	1,009	(101)	(1,004)			10,013

Total Assets	$22,370	$(3,222)	$1,625	$2,006	$(498)	$–			$22,281

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

CENTERPOINT ENERGY, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET–(continued)

March 31, 2013

	CenterPoint Energy Historical	CenterPoint Midstream	Non- Contributed	Eliminations	Restructuring of Intercompany Debt	Pro Forma Adjustments			CenterPoint Energy Pro Forma
	(in millions)
		(A)	(B)	(C)	(D)
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Current portion of VIE transition and system restoration bonds long-term debt	$417	$–	$–	$–	$–	$–			$417
Current portion of other indexed debt	139	–	–	–	–	–			139
Current portion of other long-term debt	524	–	–	–	–	–			524
Indexed debt securities derivative	319	–	–	–	–	–			319
Accounts payable	510	(43)	–	–	–	11	(H	)	478
Accounts payable — affiliated companies	–	(54)	2	102	–	–			50
Notes payable — affiliated companies	–	(701)	304	397	–	–			–
Taxes accrued	123	(33)	2	–	–	–			92
Interest accrued	128	–	–	–	–	–			128
Non-trading derivative liabilities	10	–	–	–	–	–			10
Accumulated deferred income taxes, net	609	–	–	–	–	–			609
Other current liabilities	347	(25)	–	–	–	–			322

Total current liabilities	3,126	(856)	308	499	–	11			3,088

Other Liabilities:
Accumulated deferred income taxes, net	4,211	(1,301)	1,301	–	–	94	(I	)	4,276
						(29)	(J	)
Notes payable – affiliated companies	–	(1,009)	–	1,507	(498)	–			–
Non-trading derivative liabilities	2	–	–	–	–	–			2
Benefit obligations	1,137	(22)	22	–	–	–			1,137
Regulatory liabilities	1,135	(16)	–	–	–	–			1,119
Other liabilities	258	(24)	–	–	–	–			234

Total other liabilities	6,743	(2,372)	1,323	1,507	(498)	65			6,768

Long-term Debt:
VIE transition and system restoration bonds	3,269	–	–	–	–	–			3,269
Other	4,861	–	–	–	–	–			4,861

Total long-term debt facility	8,130	–	–	–	–	–			8,130

Commitments and Contingencies Shareholders’ Equity	4,371	6	(6)	–	–	(11)	(H	)	4,295
						(94)	(I	)
						29	(J	)

Total Liabilities and Shareholders’ Equity	$22,370	$(3,222)	$1,625	$2,006	$(498)	$–			$22,281

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

CENTERPOINT ENERGY, INC.

UNAUDITED PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED INCOME

For the Year Ended December 31, 2012

	CenterPoint Energy Historical	CenterPoint Midstream	Non- Contributed	Eliminations	Pro Forma Adjustments			CenterPoint Energy Pro Forma
	(in millions, except per share amounts)
		(A)	(B)	(C)
Revenues	$7,452	$(952)	$–	$134	$–			$6,634
Expenses:
Natural gas	2,873	(129)	–	134	–			2,878
Operation and maintenance	1,874	(267)	–	–	–			1,607
Depreciation and amortization	1,050	(106)	–	–	–			944
Taxes other than income taxes	365	(34)	–	–	–			331
Goodwill impairment	252	–	–	–	–			252

Total	6,414	(536)	–	134	–			6,012

Operating Income	1,038	(416)	–	–	–			622

Other (Expense) Income:
Gain on marketable securities	154	–	–	–	–			154
Gain (loss) on indexed debt securities	(71)	–	–	–	–			(71)
Interest income – affiliated companies	–	(21)	–	92	(67)	(K	)	4
Interest and other finance charges	(422)	85	(16)	(92)	21	(K	)	(424)
Interest on transition and system restoration bonds	(147)	–	–	–	–			(147)
Equity in earnings of unconsolidated affiliates, net	31	(31)	13	–	404	(L	)	390
					(27)	(M	)
Step acquisition gain	136	(136)	–	–	–			–
Other, net	38	–	–	–	–			38

Total	(281)	(103)	(3)	–	331			(56)

Income before Income Taxes	757	(519)	(3)	–	331			566
Income tax expense	340	(203)	2	–	127	(N	)	266

Net Income	$417	$(316)	$(5)	$–	$204			$300

Basic Earnings Per Share:
Net Income	$0.98							$0.70

Diluted Earnings Per Share:
Net Income	$0.97							$0.70

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

CENTERPOINT ENERGY, INC.

UNAUDITED PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED INCOME

For the Three Months Ended March 31, 2013

	CenterPoint Energy Historical	CenterPoint Midstream	Non- Contributed	Eliminations	Pro Forma Adjustments			CenterPoint Energy Pro Forma
	(in millions, except per share amounts)
		(A)	(B)	(C)
Revenues	$2,388	$(261)	$–	$39	$–			$2,166
Expenses:
Natural gas	1,224	(45)	–	39	–			1,218
Operation and maintenance	484	(69)	–	–	–			415
Depreciation and amortization	240	(30)	–	–	–			210
Taxes other than income taxes	108	(10)	–	–	–			98

Total	2,056	(154)	–	39	–			1,941

Operating Income	332	(107)	–	–	–			225

Other (Expense) Income:
Gain on marketable securities	74	–	–	–	–			74
Gain (loss) on indexed debt securities	(51)	–	–	–	–			(51)
Interest income – affiliated companies	–	(7)	–	26	(17)	(K	)	2
Interest and other finance charges	(98)	24	(5)	(26)	7	(K	)	(98)
Interest on transition and system restoration bonds	(35)	–	–	–	–			(35)
Equity in earnings of unconsolidated affiliates, net	5	(5)	3	–	75	(L	)	71
					(7)	(M	)
Other, net	6	–	–	–	–			6

Total	(99)	12	(2)	–	58			(31)

Income before Income Taxes	233	(95)	(2)	–	58			194
Income tax expense	86	(37)	–	–	22	(N	)	71

Net Income	$147	$(58)	$(2)	$–	$36			$123

Basic Earnings Per Share:
Net Income	$0.34							$0.29

Diluted Earnings Per Share:
Net Income	$0.34							$0.29

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

CENTERPOINT ENERGY, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Pro forma adjustments and assumptions

(A)	This column reflects the deconsolidation of CenterPoint Midstream’s historical combined financial position and results of operations, as applicable, as presented in CenterPoint Midstream’s historical combined financial statements for the year ended December 31, 2012 and as of and for the three months ended March 31, 2013. This column also includes an adjustment to reflect CERC’s approximate 58.3 percent interest in Midstream Partnership, initially recorded as parent net investment in CenterPoint Midstream’s historical balance sheet as of March 31, 2013, accounted for under the equity method of accounting.

(B)	This column reflects adjustments to add back entities, assets and liabilities included in the historical combined CenterPoint Midstream financial statements, which were not contributed to Midstream Partnership at its formation. At formation of the Midstream Partnership, CERC retained certain balances historically held by CenterPoint Midstream combined entities, as reflected in CenterPoint Midstream’s historical combined financial statements, relating to:

•	federal income taxes;

•	benefit obligations;

•	its 25.05 percent interest in SESH; and

•	non-contributed entities that held intercompany indebtedness to CERC.

(C)	This column adjusts for affiliated transactions and balances which were previously eliminated in consolidation with CenterPoint Energy and which will be reflected in CenterPoint Energy’s consolidated financial statements subsequent to the formation of Midstream Partnership.

(D)	This column reflects an adjustment to intercompany indebtedness contributed to Midstream Partnership at its formation, as required under the MFA. At formation of Midstream Partnership, CERC contributed to Midstream Partnership (1) three notes payable by CenterPoint Midstream to CERC that were issued in 2012 and have an aggregate principal amount of $363 million, and (2) an Intercompany Note payable to CERC of $1.05 billion, which was repaid in connection with the formation of Midstream Partnership (See Note E).

(E)	This adjustment reflects Midstream Partnership’s repayment, in connection with the closing of the Midstream Partnership formation and pursuant to the MFA, of the Intercompany Note payable to CERC of $1.05 billion contributed by CERC to Midstream Partnership.

(F)	This adjustment reflects CERC’s contribution to CenterPoint Midstream of $6 million related to CERC’s payment of fees incurred by CenterPoint Midstream in connection with the arrangement of the $1.05 billion Term Loan. The MFA required CERC to be responsible for all structuring, underwriting, arrangement and upfront fees associated with the Term Loan, which approximated $6 million.

(G)	This adjustment reflects CERC’s cash contribution of $40 million to CenterPoint Midstream immediately prior to closing of the Midstream Partnership formation, as required under the MFA.

(H)	This adjustment reflects $11 million of transaction costs incurred by CERC at formation of Midstream Partnership, which were not incurred by CERC as of March 31, 2013. CERC incurred approximately $1 million in transaction related costs prior to March 31, 2013, which are included in its historical operating results for the three months ended March 31, 2013 and are, thus, not reflected as a pro forma adjustment.

(I)	This adjustment reflects CERC’s recognition of a deferred tax liability for the portion of non-deductible goodwill no longer attributable to CERC that was contributed to Midstream Partnership.

(J)	This adjustment reflects CERC’s tax benefit related to the remeasurement of state deferred tax liabilities based upon CERC’s contribution to Midstream Partnership. The state tax liability for the Midstream Partnership is based upon the combined activities of the entities contributed by CERC and OGE and is then allocated to its partners based upon their respective interest.

(K)	This adjustment reflects the impact on interest income and expense of the settlement of the intercompany notes payable and receivable between CenterPoint Energy and CenterPoint Midstream prior to the formation of Midstream Partnership, pursuant to the MFA. The remaining interest income in CenterPoint Energy’s pro forma income statements of $4 million and $2 million for the year ended December 31, 2012 and the three months ended March 31, 2013, respectively, reflects CERC’s interest income on the remaining $363 million aggregate principal amount of notes receivable from CenterPoint Midstream (see Note D).

(L)	This adjustment reflects CERC’s equity in earnings for its approximate 58.3 percent interest in Midstream Partnership’s pro forma net income for the year ended December 31, 2012 and the three months ended March 31, 2013.

(M)	This adjustment reflects CERC’s amortization of the excess of (a) the book value of its initial investment in Midstream Partnership over (b) its proportionate share of the book value of Midstream Partnership’s net assets at formation. CERC expects to amortize such excess over 30 years.

(N)	This adjustment reflects CERC’s incremental tax expense for the net pro forma adjustments to earnings before income taxes for the year ended December 31, 2012 and three months ended March 31, 2013, based on an estimated statutory rate of 38.4 percent for all jurisdictions that would have applied during the periods presented.